UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 27, 2017

Hess Midstream Partners LP

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 001-38050	No. 36-4777695
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number.)

1501 McKinney Street

Houston, Texas 77010

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code:  (713) 496-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 27, 2017, Hess Midstream Partners LP issued a news release reporting estimated results for the second quarter of 2017. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibit

99(1)	News release dated July 27, 2017 reporting estimated results for the second quarter of 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 27, 2017

HESS MIDSTREAM PARTNERS LP (Registrant)

By: HESS MIDSTREAM PARTNERS GP LP, its General Partner

By: HESS MIDSTREAM PARTNERS GP LLC, its General Partner

By	/s/ Jonathan C. Stein
Jonathan C. Stein
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99(1)	News release dated July 27, 2017 reporting estimated results for the second quarter of 2017.